Principal Exchange-Traded Funds
Supplement dated May 13, 2019
to the Prospectus dated November 1, 2018
(as supplemented on February 13, 2019, March 19, 2019, and April 30, 2019)
This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

FUND SUMMARY FOR PRINCIPAL CONTRARIAN VALUE INDEX ETF
On February 13, 2019, the Principal Contrarian Value Index ETF (the “Fund”) filed a notice stating that it was not in compliance with the continued listing standards of the Nasdaq Stock Market LLC because the Fund had less that 50 record and/or beneficial shareholders. This notice is to inform you that, as of the date of this notice, the Fund is in compliance with such requirement. As such, you may disregard the February 13, 2019 notice to the extent it relates to the Fund.